UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1 to Form 8-K filed May 6, 2016)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 2, 2016
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address and zip code of principal executive offices)

(866) 952-1647
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed on May 6, 2016 (the “Original Form 8-K”) by DLH Holdings Corp. (“DLH” or the “Company”) in order to provide financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, DLH acquired Danya International, LLC (“Danya”) pursuant to a definitive Equity Purchase Agreement dated May 3, 2016 (the “Purchase Agreement”) among Danya, DI Holdings, Inc. (the “Seller”) and certain equity holders thereof. The acquisition was completed on May 3, 2016 and Danya became a direct, wholly-owned subsidiary of DLH on such date (the “Acquisition”). The Original Form 8-K is amended by this Current Report on Form 8-K/A to present certain financial statements of Danya and to present certain unaudited pro forma financial information in connection with the Acquisition. Danya’s financial statements and the unaudited pro forma information of DLH and its subsidiaries are filed as exhibits hereto. The foregoing description of the Purchase Agreement and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to the Original Form 8-K and incorporated herein by reference. Items and exhibits previously reported in the Original Form 8-K that are not included in this Amendment remain unchanged.

Item 7.01 Regulation FD Disclosure.

In addition to the unaudited pro forma financial information filed as Exhibit 99.3 to this Current Report on Form 8-K/A, DLH has prepared, and has furnished as Exhibit 99.4 to this Current Report on Form 8-K/A, certain non-GAAP financial information to present the unaudited pro-forma adjusted EBITDA of DLH for the fiscal year ended September 30, 2015 and the six months ended March 31, 2016 as if its acquisition of Danya was consummated on October 1, 2014. A reconciliation of the non-GAAP pro-forma financial information included to the net income of DLH is also included in Exhibit 99.4.

The information in Item 7.01 of this Current Form 8-K/A and Exhibit 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                          Financial Statements and Exhibits.

(a)                                Financial Statements of Businesses Acquired

The audited consolidated balance sheet of Danya as of December 31, 2015 and December 31, 2014 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the years ended December 31, 2015 and 2014, the notes to the consolidated financial statements and the independent auditor’s report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited consolidated balance sheet of Danya as of March 31, 2016 and March 31, 2015 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the quarter ended March 31, 2016 and 2015, and the notes to the consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)                                Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of DLH Holdings Corp. and its subsidiaries as of March 31, 2016 and the unaudited pro forma condensed combined statements of operations of DLH Holdings Corp. and its subsidiaries for the six months ended March 31, 2016 and the year ended September 30, 2015 giving effect to the acquisition of Danya are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)                                Exhibits.

The following exhibits are attached to this Current Report on Form 8-K.

Exhibit No.

23.1	Consent of Aronson LLC.

99.1
Audited consolidated balance sheet of Danya as of December 31, 2015 and 2014 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the years ended December 31, 2015 and 2014, the notes to the consolidated financial statements and the independent auditor’s report.

99.2	Unaudited Financial Statements of Danya for the six months ended March 31, 2016.

99.3
Unaudited pro forma condensed combined balance sheet of DLH Holdings Corp. and its subsidiaries as of March 31, 2016, and the unaudited pro forma condensed combined statements of operations of DLH Holdings Corp. and its subsidiaries for the six months ended March 31, 2016 and the year ended September 30, 2015 giving effect to the acquisition of Danya.

99.4	Unaudited pro forma presentation of Adjusted EBITDA, a non-GAAP measure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLH Holdings Corp.

Date:	June 30, 2016	By:	/s/ Kathryn M. JohnBull
Kathryn M. JohnBull
Chief Financial Officer and Treasurer

EXHIBITS

Exhibit No.

23.1	Consent of Aronson LLC.

99.1
Audited consolidated balance sheet of Danya as of December 31, 2015 and 2014 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the years ended December 31, 2015 and 2014, the notes to the consolidated financial statements and the independent auditor’s report.

99.2	Unaudited Financial Statements of Danya for the six months ended March 31, 2016.

99.3
Unaudited pro forma condensed combined balance sheet of DLH Holdings Corp. and its subsidiaries as of March 31, 2016, and the unaudited pro forma condensed combined statements of operations of DLH Holdings Corp. and its subsidiaries for the six months ended March 31, 2016 and the year ended September 30, 2015 giving effect to the acquisition of Danya.

99.4	Unaudited pro forma presentation of Adjusted EBITDA, a non-GAAP measure